BAIRD FUNDS, INC.
Statement of Additional Information

Baird MidCap Fund	Baird SmallCap Value Fund
(Investor Class: BMDSX)	(Investor Class: BSVSX)
(Institutional Class: BMDIX)	(Institutional Class: BSVIX)

Baird Small/Mid Cap Growth Fund	Chautauqua International Growth Fund
(Investor Class: BSGSX)	(Investor Class: CCWSX)
(Institutional Class: BSGIX)	(Institutional Class: CCWIX)

Baird Small/Mid Cap Value Fund	Chautauqua Global Growth Fund
(Investor Class: BMVSX)	(Investor Class: CCGSX)
(Institutional Class: BMVIX)	(Institutional Class: CCGIX)

May 1, 2020, as supplemented June 16, 2020

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2020 of the Baird MidCap Fund (the “MidCap Fund”), the Baird Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”), the Baird Small/Mid Cap Value Fund (the “Small/Mid Cap Value Fund”), the Baird SmallCap Value Fund (the “SmallCap Value Fund”), the Chautauqua International Growth Fund (the “International Growth Fund”) and the Chautauqua Global Growth Fund (the “Global Growth Fund”) (each a “Fund” and collectively the “Funds”). Each Fund is a series of Baird Funds, Inc. (the “Company”). This SAI contains additional information about principal strategies and risks already described in the Prospectus, as well as descriptions of non-principal strategies not described in the Prospectus. Copies of the Funds’ Prospectus may be obtained, free of charge, by writing the Funds at 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling (toll-free) 1-866-44BAIRD, or on the Funds’ website at www.bairdfunds.com. You should read this SAI together with the Prospectus and retain it for further reference.

The Funds’ audited financial statements for the year ended December 31, 2019 are incorporated herein by reference to the Funds’ 2019 Annual Report. A copy of the Annual Report may be obtained without charge by calling the Funds (toll-free) at 1-866-44BAIRD.

BAIRD FUNDS, INC.

The Company is an open-end, diversified management investment company. Each Fund is a series of common stock of the Company, a Wisconsin corporation that was incorporated on June 9, 2000. The Company is authorized to issue shares of common stock in series and classes. Each series of the Company is currently divided into two classes, an Investor Class and an Institutional Class. The Company also offers ten fixed income funds that are described in a separate Prospectus and SAI.

INVESTMENT STRATEGIES AND RISKS

General Information Regarding the Funds

The investment advisor to each Fund is Robert W. Baird & Co. Incorporated (the “Advisor”).

As a principal investment strategy, the MidCap Fund principally invests in the following equity securities: common stocks, preferred stocks and securities convertible into common stocks.

As a principal investment strategy, the Small/Mid Cap Growth Fund primarily invests in common stocks of domestic companies with small-to-medium market capitalizations. As a non-principal investment strategy, the Small/Mid Cap Growth Fund may also invest in preferred stocks, exchange-traded funds (“ETFs”) and other investment companies, U.S. Government securities and money market instruments.

As a principal investment strategy, the Small/Mid Cap Value Fund primarily invests in common stocks of domestic companies with small-to-medium market capitalizations. As a non-principal investment strategy, the Small/Mid Cap Value Fund may also invest in preferred stocks, ETFs and other investment companies, U.S. Government securities and money market instruments. The Small/Mid Cap Value Fund may also enter into options contracts and engage in borrowing.

As a principal investment strategy, the SmallCap Value Fund primarily invests in common stocks of domestic companies with small market capitalizations. As a non-principal investment strategy, the SmallCap Value Fund may also invest in preferred stocks, ETFs and other investment companies, U.S. Government securities and money market instruments. The SmallCap Value Fund may also enter into options contracts and engage in borrowing.

As a principal investment strategy, the International Growth Fund and Global Growth Fund invest primarily in equity securities of both U.S. and non-U.S. companies with medium to large market capitalizations.

The Funds may also invest in common or ordinary shares of foreign companies and American Depositary Receipts (“ADRs”) representing common or ordinary shares of foreign companies that are traded on U.S. exchanges.

Note on Percentage Limitations

Whenever an investment objective, policy or strategy of a Fund set forth in the Fund’s Prospectus or this SAI states a maximum (or minimum) percentage of the Fund’s assets that may be invested in any type of security or asset class, the percentage is determined immediately after the Fund’s acquisition of that investment, except with respect to percentage limitations on temporary borrowing and illiquid investments. Accordingly, any later increase or decrease resulting from a change in the market value of a security or in the Fund’s assets (e.g., due to net sales or redemptions of Fund shares) will not cause the Fund to violate a percentage limitation. As a result, due to market fluctuations, cash inflows or outflows or other factors, a Fund may exceed such percentage limitations from time to time.

Sector Exposure and Industry Limitations

The Funds’ investments could be concentrated in one or more economic sectors. Similarly, it is also possible the Funds will have no exposure to one or more economic sectors. An economic sector refers to a large segment of the general economy and is comprised of multiple industries that operate in that segment. Under the Global Industry Classification Standards (“GICS”), an industry classification system developed by S&P in collaboration with Morgan Stanley Capital International Barra, there are 11 economic sectors that comprise nearly all business activity within the economy, including energy, materials, industrials, consumer discretionary, consumer staples, health care, financials, information technology, real estate, communication services and utilities. Within each economic sector, there are numerous industries and sub-industries. An industry is a group of companies that conduct similar business activities. A Fund will not purchase a security if, as a result, the Fund will have 25% or more of its total assets in a single industry.

The MidCap Fund generally will not purchase a security if, as a result, the Fund will have more than the greater of 30% of its total assets or double the weighting of the Russell Midcap® Growth Index in any one sector (as defined by the Index). The Small/Mid Cap Value Fund generally will not purchase a security if, as a result, the Fund will have more than 30% of its total assets in a single economic sector (except for the financial sector). The SmallCap Value Fund generally will not purchase a security if, as a result, the Fund will have more than 30% of its total assets in a single economic sector (except for the financial sector).

Significant exposure to a particular economic sector will present the Funds with special risks associated with that sector. The performance of a particular sector may be vulnerable to general economic conditions, changes in prevailing interest rates, political developments, adverse laws and regulations and their enforcement, social and reputational changes, and the performance of industries and companies within the sector.

Real Estate Investment Trusts

As a non-principal investment strategy for the MidCap Fund, Small/Mid Cap Growth Fund, International Growth Fund and Global Growth Fund, and as a principal investment strategy of the Small/Mid Cap Value and SmallCap Value Funds, the Funds may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust (that would otherwise be taxed as a regular corporation) which meets certain definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct its dividend payments from taxable income, thereby effectively eliminating corporate level federal income tax to the extent dividends are paid. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued proposed Treasury Regulations that, if finalized as proposed, would permit a dividend or part of a dividend paid by a regulated investment company and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction. These regulations have not yet been finalized and the tax treatment of REIT dividends received through a regulated investment company may change in the future. However, taxpayers may rely on the Treasury Regulations as proposed, until they are adopted as final.

ETFs, Other Investment Companies and Index-Based Investments

The Funds may invest in securities issued by other investment companies, including mutual funds, ETFs and closed-end funds, to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. Under the 1940 Act, a fund generally may not acquire (1) more than 3% of the voting stock of any one investment company, (2) securities of an investment company with a value in excess of 5% of the fund’s total assets or (3) securities of all investment companies with a value in excess of 10% of the fund’s total assets. A Fund may purchase shares of unaffiliated money market funds, ETFs and other mutual funds in excess of these limits as permitted by the 1940 Act and the “fund of funds” rules promulgated thereunder, and, if applicable, an SEC exemptive order. The Funds may invest in money market mutual funds when the stock markets are expected to decline or when attractive equity investments are otherwise unavailable. A Fund may acquire ETFs and other investment companies as a means of investing cash temporarily in instruments consistent with the Fund’s investment objective.

ETFs are investment companies that are bought and sold on a securities exchange. Each share of an ETF represents an undivided ownership interest in the portfolio of stocks held by an ETF. Investments in index-based investments are subject to the same risks as investments in the securities that comprise the index. Index-based, or “passive”, ETFs acquire and hold either (i) shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index. Accordingly, the market price of index-based investments fluctuates in relation to changes in the value of the underlying portfolio of securities.

Index-based ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the ETF’s underlying index, and the value of their shares should, under normal circumstances, closely track the value of the underlying index’s component securities. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while an index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

In connection with its investment in ETF shares or shares of another investment company, the Funds will incur various costs. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders. Generally, those fees include, but are not limited to, trustees’ fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the net asset value of an investment company or ETF and, therefore, the shares representing a beneficial interest therein. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The Fund may also realize capital gains or losses when shares of the other investment company are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs.

As a non-principal investment strategy, the MidCap Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value and SmallCap Value Fund may invest in investment companies or vehicles (such as ETFs) that seek to track the composition and performance of a specific index.

Securities Lending. As a non-principal investment strategy, the Funds may lend their portfolio securities to unaffiliated domestic broker-dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned. The Funds lend their portfolio securities to increase their return because of the interest and other income the Funds can earn from investing the collateral. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under “Money Market Instruments,” or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, the Fund continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. A Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. Dividends received by a Fund on the loaned securities are not eligible for the reduced rates of federal income tax applicable to “qualified dividends.” Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

The Funds have policies and procedures designed to ensure that securities are loaned only to qualified borrowers, that investments of the cash collateral are consistent with applicable guidelines, that the amount of cash collateral received is at least equal to the market value of the securities on loan (which are marked to market on a daily basis), and that the loans can be called on demand. The Funds do not currently engage in securities lending, but may do so in the future.

Money Market Instruments. As a non-principal investment strategy, the Funds may invest from time to time in “money market instruments,” a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 13 months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% of the Fund’s net assets at the time of purchase. Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time A-1 by S&P, Prime-1 by Moody’s or a similar short-term credit rating by another nationally recognized statistical rating organization. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund as previously described.

The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risk.

U.S. Government Obligations. As a non-principal investment strategy, the Funds may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued, sponsored or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), commonly referred to as “Fannie Mae,” General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation (“FHLMC”), commonly referred to as “Freddie Mac,” Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. For instance, securities issued by GNMA are supported by the full faith and credit of the United States, while securities issued by FNMA and FHLMC are supported only by the discretionary authority of the U.S. government.

Borrowings. As a non-principal investment strategy, the Funds may borrow money from banks to the extent allowed (as described below) to meet shareholder redemptions or for other temporary or emergency purposes. Any borrowings by a Fund may not remain outstanding for more than 15 business days. If the securities held by a Fund should decline in value while borrowings are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, a Fund’s net asset value may be subject to greater fluctuation until the borrowing is paid off. The Funds have established a line of credit with U.S. Bank, the Funds’ custodian bank, by which each Fund may borrow money for temporary or emergency purposes. Each Fund may pledge assets to secure bank borrowings which are limited to 33 1/3% of a Fund’s total assets. An unsecured line of credit is available to the Funds for any period during which U.S. Bank is an affiliate of the Funds.

Preferred Stocks. As a non-principal investment strategy, the Funds may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. The Funds will limit their investments in preferred stock to no more than 5% of their respective net assets.

Options. As a non-principal investment strategy, the Funds may purchase put and call options for hedging purposes and the Small/Mid Cap Value and SmallCap Value Fund may also purchase put and call options for speculative purposes. A Fund will not buy an option when the aggregate premiums on outstanding options held by the Fund exceed 5% of its net assets. Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation.

However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Funds will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Funds bear the risk that the broker-dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The Funds may purchase put options on portfolio securities at or about the same time that the Funds purchase the underlying security or at a later time. By buying a put, a Fund limits the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund’s return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a “closing sale transaction” (a sale by a Fund, prior to the exercise of the option that the Fund has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

In addition, the Funds may sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are segregated or “earmarked” on the Fund’s records) upon conversion or exchange of other securities held by the Fund. A call option on an index is covered if cash or cash equivalents equal to the contract value are segregated or earmarked on the Fund’s records. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference in cash or cash equivalents is segregated or earmarked on the Fund’s records. The aggregate value of a Fund’s assets subject to covered options written by the Fund will not exceed 5% of the value of its net assets.

A Fund’s obligations under a covered call option written by the Fund may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds. When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, a Fund may deliver the underlying security held by the Fund or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and a Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Investing in options is a highly specialized activity that entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option. Other risks include (i) an imperfect correlation between the change in market value of the securities a Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Foreign Currency Futures Contracts and Related Options. As a non-principal investment strategy, the International Growth and the Global Growth Funds may purchase or sell foreign currency future contracts, or options thereon. A futures contract is an agreement between two parties to buy or sell a specific amount of an underlying reference instrument (such as a security or commodity) for a specified price on a specified future date. These contracts are traded on exchanges so that, in most cases, either party can close out its position on the exchange for cash without delivering the security or commodity, or other underlying reference instrument. An option on a futures contract (futures option) gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option at a specified price and on or before a specified expiration date.

A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering a number of foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso and certain multinational currencies, such as the euro.

Initially, in accordance with the terms of the exchange on which a futures contract is traded, a Fund may be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying foreign currency fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in value of the foreign currencies held by a Fund and the price of related futures contracts and options on futures purchased or sold by the Fund; and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of the Fund to close open futures positions, which could have an adverse impact on the Fund’s ability to hedge.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the foreign currency being hedged, an option may or may not be less risky than ownership of the futures contract or such foreign currency. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The regulation of futures and options in the U.S. is a rapidly changing area of law and is subject to change by governmental or regulatory action.

In connection with a futures transaction, unless the transaction is covered in accordance with the SEC positions, a Fund will segregate or earmark on the Fund’s records cash equal to the entire amount at risk (less margin deposits) on a continuous basis. Each Fund’s commodities transactions must be made solely for bona fide hedging purposes as defined by the Commodities Futures Trading Commission. In addition, the Fund may invest in commodity interests for other than bona fide hedging purposes if it meets either the 5% trading de minimis test (the “5% Test”) or a test based on the net notional value of the Fund’s commodities transactions (the “Notional Test”). Under the 5% Test, the aggregate initial margin and premiums required to establish positions in commodity futures, commodity options or swaps may not exceed 5% of the Fund’s net asset value. Under the Notional Test, the aggregate net notional value of commodity futures, commodity options or swaps not used solely for bona fide hedging purposes may not exceed 100% of the Fund’s net asset value. The Advisor on behalf of each Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Each Fund intends to limit its transactions in futures contracts and related options so that it complies with the 5% test.

Forward Foreign Currency Exchange Contracts. As a non-principal investment strategy, the International Growth and the Global Growth Funds may engage in forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specific currency on a specific date in the future. For example, a forward contract may require a Fund to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency exchange contracts are traded in an interbank market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, often have deposit or initial margin requirements, and are consummated without payment of any commissions. In order to assure that a Fund’s forward foreign currency exchange contracts are not used to achieve investment leverage, to the extent that such contracts are not “covered” by liquid underlying investments in the respective foreign currency or a “proxy” currency, the Fund will segregate or earmark on the Fund’s records liquid assets in an amount at all times equal to or exceeding the Fund’s commitments with respect to these contracts. The Funds may engage in a forward contract that involves transacting in a currency whose changes in value are considered to be linked (a proxy) to a currency or currencies in which some or all of the Funds’ portfolio securities are or are expected to be denominated.

At or before the maturity of a forward foreign currency exchange contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward foreign currency exchange contract prices. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

Upon maturity of a forward foreign currency exchange contract, a Fund may (a) pay for and receive, or deliver and be paid for, the underlying currency, (b) negotiate with the dealer to roll over the contract into a new forward foreign currency exchange contract with a new future settlement date or (c) negotiate with the dealer to terminate the forward contract by entering into an offset with the currency trader whereby the parties agree to pay for and receive the difference between the exchange rate fixed in the contract and the then-current exchange rate. A Fund also may be able to negotiate such an offset prior to maturity of the original forward contract. There can be no assurance that new forward contracts or offsets will be available to the Funds.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

A Fund’s ability to dispose of its positions in forward foreign currency exchange contracts will depend on the availability of active markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of forward foreign currency exchange contracts.

Foreign Securities and ADRs. As a principal investment strategy, the MidCap Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund and SmallCap Value Fund may each invest up to 15% of its total assets in foreign equity securities including common stocks, ordinary shares and ADRs. As a principal investment strategy, the International Growth Fund and the Global Growth Fund may each invest up to 100% of its total assets in foreign equity securities including common stocks, ordinary shares and ADRs. In determining whether a company is a U.S. or non-U.S. company, the Advisor considers a number of factors, including the company’s jurisdiction of incorporation or organization, the location of the company’s corporate or operational headquarters or principal place of business, the location of the principal trading market for the company’s common stock, the location(s) of a majority of the company’s assets or production of its goods and services, and the locations of the primary sources of the company’s revenues or profits. The Funds may invest in sponsored and unsponsored ADRs. ADRs are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs in which the Funds may invest will be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

While “sponsored” and “unsponsored” ADR programs are similar, there are differences regarding ADR holders’ rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depositary), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer’s request.

Although the Funds’ investments in foreign companies will primarily consist of companies located in industrialized or developed countries, some foreign companies may be domiciled in or derive substantial revenues from countries in emerging markets, which may be more susceptible to political, social or economic instability in those countries and greater price volatility. As a non-principal investment strategy, the Small/Mid Cap Growth Fund may invest up to 5% of its net assets in equity securities of companies that are domiciled or headquartered in, or derive most of their revenues from, countries in emerging markets.

Illiquid Securities. Each Fund may hold up to 15% of the value of its net assets in illiquid securities. “Illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Securities that are not registered under the federal securities laws and cannot be sold to the U.S. public because of SEC regulations (known as “restricted securities”)

generally are regarded as illiquid securities unless the Advisor determines otherwise. If a Fund should hold more than 15% of its net assets in illiquid securities, the Advisor will consider appropriate steps to protect maximum liquidity, including the orderly sale of illiquid securities, and will make notices as required by SEC rules. Please note that a considerable period may elapse between a decision to sell illiquid securities and the time when such securities can be sold. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Cash or Similar Investments; Temporary Strategies

As a non-principal investment strategy, under normal market conditions, each Fund may invest up to 20% of its net assets in cash or similar short-term, investment grade securities such as U.S. government securities, money market mutual funds, repurchase agreements, commercial paper or certificates of deposit. In addition, in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions, the Advisor may invest up to 100% of a Fund’s total assets in such investments. When a Fund takes a temporary position, the Fund may not achieve its investment objective.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds may engage in short-term trading to achieve their respective investment objectives.

Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with attaining the investment objective of a Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by a Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, distributions attributable to such gains will be taxed at ordinary income rates for federal income tax purposes. The table below shows the portfolio turnover rate for each Fund for the last two fiscal periods.

Portfolio Turnover Rate During Fiscal Periods Ended December 31,
	2019	2018
MidCap Fund	43%	38%
Small/Mid Cap Growth Fund	60%	9%(1)
Small/Mid Cap Value Fund	37%	34%
SmallCap Value Fund	55%	36%
International Growth Fund	31%	42%
Global Growth Fund	26%	38%

(1)    For the period from the close of business on October 31, 2018 (inception date) through December 31, 2018.

INVESTMENT OBJECTIVES AND LIMITATIONS

Investment Objectives

The investment objective of a Fund cannot be changed without shareholder approval, which requires the approval of a “majority of the Fund’s outstanding voting securities,” as defined below.

Fundamental Investment Limitations

The Funds are subject to the fundamental investment limitations enumerated in this subsection, which may be changed only by a vote of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Each Fund:

1.May not, with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund’s total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund’s total assets. The Fund may also borrow money from other persons to the extent permitted by applicable laws.

3.May not issue senior securities, except as permitted under the 1940 Act.

4.May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

5.May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7.(For the MidCap, Small/Mid Cap Value, SmallCap Value, International Growth and Global Growth Funds): May not purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry. (For the Small/Mid Cap Growth Fund): May not purchase the securities of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry or group of related industries.

8.May not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

With respect to Fundamental Investment Limitation No. 2, “any longer permissible period” means any longer period authorized by the SEC in accordance with Section 18(f)(1) of the 1940 Act and “applicable laws” means the 1940 Act, any rule, regulation or exemptive order thereunder or SEC staff interpretation thereof.

Under the 1940 Act, in addition to borrowing from banks, the Funds may borrow from other persons an additional amount not exceeding 5% of its total assets for temporary purposes. The Funds do not intend to borrow from parties other than banks.

With respect to Fundamental Investment Limitation No. 3, the 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if the Funds segregate or earmark assets on the Funds’ records or otherwise cover their obligations to limit the Funds’ risk of loss, such as through offsetting positions.

With respect to Fundamental Investment Limitation No. 7, the Advisor determines industry classifications for a Fund in accordance with the Global Industry Classification Standards, an industry classification system developed by Standard & Poor’s Corporation in collaboration with Morgan Stanley Capital International, or other classification sources maintained and developed by third parties. In the absence of such classification, or if the Advisor determines in good faith based on its own analysis that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Advisor may classify an issuer accordingly. Thus, the composition of an industry may change from time to time. A Fund may be concentrated in a sector but will not be concentrated in any industry. There is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions even though the proceeds from the sale of those instruments by such governmental authorities may be used to fund projects in particular industries. For purposes of Fundamental Investment Limitation No. 7, investment companies are not considered to be part of any industry and, to the extent a Fund invests its assets in underlying investment companies, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of industries through its investment in one or more underlying investment companies.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

Non-Fundamental Investment Limitations

The following are the Funds’ non-fundamental operating policies, which may be changed by the Company’s Board of Directors (the “Board”) without shareholder approval.

Each Fund may not:

1.Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

4.Make any loans, other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) repurchase agreements.

5.Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls.

6.Make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least a

60-day notice; provided that this limitation does not apply to the International Growth Fund or the Global Growth Fund.

Each Fund’s non-fundamental investment policies listed above may be changed with the approval of the Board. Unless noted otherwise, if a percentage restriction set forth in the Funds’ Prospectus or this SAI is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

For purposes of each Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

NET ASSET VALUE

Shares of the Funds are sold on a continual basis at the NAV next computed following receipt of an order in proper form by a dealer, the Funds’ distributor, Robert W. Baird & Co. Incorporated (the “Distributor”), or U.S. Bancorp Fund Services, LLC (the “Transfer Agent”). Shares of the Funds may be purchased or redeemed only on days the New York Stock Exchange (“NYSE”) is open.

The NAV per share for each class of shares of a Fund is determined as of the close of regular trading on the NYSE (normally, 3:00 p.m., Central time), Monday through Friday, except on days the NYSE is not open. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Consistent with industry practice, the NAV per share of a Fund is calculated separately for the Investor Class shares and Institutional Class shares by adding the value of all portfolio securities and other assets per class (including interest or dividends accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of that class. The result, rounded to the nearest cent (two decimal places), is the NAV per share. As is the case for all mutual funds, rounding the NAV to the nearest cent (two decimal places) may impact each share Class’ NAV. The results of rounding, including performance results, may be more pronounced when there are large purchases or redemptions from either share Class. When determining NAV, expenses are accrued and applied daily.

The Board has adopted Pricing and Valuation Committee Procedures (“Pricing Procedures”), which specify how a Fund’s investments are to be valued when calculating the Fund’s NAV. The Board has delegated responsibility for daily pricing of the Funds’ investments to the Advisor. The Funds’ accounting agent calculates the daily NAV for each Fund.
Each Fund’s portfolio investments are generally valued using pricing information provided by a primary independent pricing service. If pricing information is not available from the primary pricing service, pricing information from an approved secondary independent pricing service or another source set forth in the Pricing Procedures may be used. Should pricing information not be available from a primary or secondary pricing service or another permitted source, the investment will be priced at its “fair value” as determined by the Valuation Committee of the Advisor, subject to the ultimate supervision of the Board.
Equity securities, including ETFs and closed-end funds, that are listed on a U.S. securities exchange are generally valued at the last sale price or official closing price at the close of that exchange. If, on a particular day, an exchange-listed security does not trade, then the security will be valued at the average of the most recent bid and asked prices. Over-the-counter equity securities for which reliable quotations are available are valued at the average of the most recent bid and asked prices.

Foreign equity securities listed on a foreign exchange are generally valued at the last sale price on the exchange on which the security is primarily traded at the time of the close of the NYSE. For securities traded in certain countries, market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and asked prices. Listed foreign equity securities not traded on a particular day are generally valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise, the security will be priced at fair value by the Valuation Committee. Non-exchange traded foreign equity and debt securities are generally priced on the basis of valuations provided by the pricing service or at the mean between the bid and asked quotes. If no such quotations are available, the security will be priced at fair value by the Valuation Committee. When pricing foreign equity securities held by the International Growth Fund and Global Growth Fund that are traded on markets that have closed prior to the U.S. markets, an evaluated adjustment factor provided by the fair value pricing service approved by the Board will generally be applied to the prices of such securities. The use of an evaluated adjustment factor in such instances is intended to price each such security at its fair value at the time a Fund calculates its NAV by estimating the impact of market fluctuation or movement on a security’s value if its local market were still open for trading alongside the U.S. markets. The fair value pricing service utilizes statistical data based on historical performance of securities, markets and other data in developing the evaluated adjustment factors used to estimate the fair value of a security. An evaluated adjustment factor will not be applied to securities primarily traded on markets that are open at the same time as U.S. equity markets are open, or when a reliable evaluated adjustment factor is unavailable.
Shares of mutual funds that are quoted on Nasdaq are generally valued at their last calculated NAV. If a mutual fund is not quoted on Nasdaq, the mutual fund’s value will be determined by obtaining the NAV last calculated by the mutual fund, unless the Advisor does not believe such NAV is a fair value, in which case the mutual fund will be priced at fair value by the Valuation Committee.
Debt obligations are generally valued using evaluated bid prices provided by the primary pricing service. To calculate an evaluated price, a pricing service uses various market inputs such as benchmark yields, reported trades, broker-dealer quotes, issuer spreads, comparable securities, bids, offers and reference data, as well as market indicators, and issuer, industry and economic events. If the primary pricing service does not price a particular debt obligation, a Fund may use an evaluated price provided by a secondary pricing service. If a secondary pricing service does not price a particular debt obligation, the Advisor may obtain and use a valuation from a dealer who was the underwriter for the issuance or who makes a market in that debt obligation or similar debt obligations. If the Advisor cannot obtain a price provided by such a dealer, the debt obligation will generally be priced at fair value by the Valuation Committee. Debt obligations purchased with a remaining maturity of 60 days or less are valued at market prices as described above, unless an evaluated price is not available from a pricing service, in which case such debt obligation is valued at acquisition cost, plus or minus any amortized discount or premium (“amortized cost”), or, if the Advisor does not believe amortized cost is reflective of the fair value of the debt obligation, the debt obligation is priced at fair value by the Valuation Committee. In prescribed circumstances, such as for new issues of debt obligations or when a pricing service ceases pricing a debt obligation, the Advisor may use other methods to value Fund investments, such as obtaining a valuation from an underwriter or dealer.
Other securities or assets held by a Fund are generally valued using prices quoted by the exchange on which they are traded or using other applicable market quotations, unless such information is not available, in which event they will be priced at fair value by the Valuation Committee.
If pricing information is not readily available from a pricing service or another permitted source, or if the Advisor deems the pricing information to not represent “fair value” of the investment, the investment will be priced at its “fair value” as determined by the Valuation Committee, subject to the ultimate supervision of the Board. In determining fair value of a Fund’s investment, the Valuation Committee applies valuation methods approved by the Board and takes into account relevant factors and available information.

Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. In addition, during periods of market volatility or illiquidity, the prices determined for any individual investment on any given day may vary significantly from the amount that can be obtained in an actual sale of that investment, and the Funds’ NAVs may fluctuate significantly from day to day or from period to period.
The calculation of NAV of a Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE (normally, 3:00 p.m., Central time), and at other times, may not be reflected in the calculation of NAV of the Funds.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Fees for Certain Shareholder Services. Broker-dealers and other financial intermediaries may be paid by the Advisor or the Distributor for advertising, distribution or shareholder services. These payments may be in addition to any amounts paid by the Funds under the distribution and shareholder servicing plan adopted by the Board (see “Distribution Plan,” below) or any amounts paid by the Funds for sub-transfer agency or other administrative services. Depending on the terms of the particular account, broker-dealers and other financial intermediaries also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. The intermediaries are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

Suspension of Redemption Right. Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

Redemption in Kind. The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that, with respect to redemptions which the Company has the right to satisfy in assets other than cash, each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the NAV of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in assets other than cash. If so requested by a redeeming shareholder and subject to the Fund’s approval, redemptions in-kind may be made entirely in securities. For federal income tax purposes, redemptions in kind are taxed in the same manner as redemptions made in cash.

Involuntary Redemptions. In addition to the situations described in the Funds’ Prospectus under “General Transaction Policies,” a Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectus.

Exchange Privilege. By use of the exchange privilege, shareholders authorize the Transfer Agent to act on exchange instructions received in writing or by telephone from any person representing himself to be the shareholder, or, in some cases, the shareholder’s registered representative or account representative of record, and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

Shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the NAV per share next determined on the date of receipt and such redemption will result in a taxable capital gain or loss for federal income tax purposes, unless the shares are held by a tax-exempt investor or are held in a tax-deferred or other tax-advantaged arrangement such as a 401(k) plan or individual retirement account (“IRA”). Shares of the new mutual fund series of the Company into which the shareholder is investing will be purchased at the NAV per share next determined after acceptance of the request by the Fund’s Transfer Agent in accordance with the policies for accepting investments. Exchanges of shares will be available only in states where they may legally be made.

Automatic Investment Plan. The Investor Class and Institutional Class shares of each Fund offer an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund on a regular, monthly basis ($100 minimum per transaction). Under the Automatic Investment Plan, a shareholder’s designated bank or other financial institution debits a preauthorized amount from the shareholder’s account each month and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Automatic Investment Plan.

The Automatic Investment Plan permits an investor to use “Dollar Cost Averaging” in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more Fund shares to be purchased during periods of lower Fund share prices and fewer Fund shares to be purchased during periods of higher Fund share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Fund shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Fund shares at a price that is lower than their purchase price.

Systematic Withdrawal Plan. The Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current NAV at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

In-Kind Payments. Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact the Funds (toll-free) at 1-866-44BAIRD. In connection with an in‑kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning certain tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000. You may realize a taxable capital gain or loss on the contributed securities at the time of the in-kind securities payment.

Individual Retirement Accounts. The Company has a plan (the “Traditional IRA”) available for use by individuals with earned income who wish to use shares of a Fund as a funding medium for individual retirement saving. For contributions made for tax years beginning after December 31, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019 repeals the prohibition on contributions to a traditional IRA by an individual who has attained age 70 ½.

The Company also has available a Roth Individual Retirement Account (the “Roth IRA”) for retirement saving for use by individuals with earned income. For 2020, a single individual with adjusted gross income of up to $139,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $206,000), and contributions may be made even after the Roth IRA owner has attained age 70 ½, as long as the account owner has earned income.

The Company permits certain employers (including self-employed individuals) to make contributions to employees’ Traditional IRAs if the employer establishes a Simplified Employee Pension (“SEP”) plan.

Savings Incentive Match Plan for Employees of Small Employers (Investor Class Only). The Company also has available a simplified tax-favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”). If an employer establishes a SIMPLE IRA Plan, contributions under the SIMPLE IRA Plan are made to eligible employees’ SIMPLE Individual Retirement Accounts (“SIMPLE IRAs”). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee’s SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee’s salary reduction contributions, up to a limit of 3% of the employee’s compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2% of each employee’s compensation.

In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and net capital gains will be automatically reinvested.

The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting the Funds (toll-free) at 1-866-44BAIRD. The complete plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

The Company’s Articles of Incorporation authorize the Board to issue an indefinite number of shares of common stock, $.01 par value per share, which is classified into a total of seventeen series (six of which are listed below) (a “series” or “Fund”). Each series is divided into two classes designated as Investor Class shares and Institutional Class shares (each, a “Class”) and consists of the number of shares set forth in the table below:

Class of Common Stock	Fund in which Stock Represents Interest	Number of Authorized Shares in Each Series

Investor Class	MidCap Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Small/Mid Cap Growth Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Small/Mid Cap Value Fund	Indefinite
Institutional Class		Indefinite

Investor Class	SmallCap Value Fund	Indefinite
Institutional Class		Indefinite

Investor Class	International Growth Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Global Growth Fund	Indefinite
Institutional Class		Indefinite

The remaining series of common stock representing currently outstanding interests in eleven other investment portfolios of the Company are described in separate SAIs. One of these investment portfolios, the Baird Long-Term Credit Bond Fund, is not currently being offered for sale. The Board may classify or reclassify any particular class of shares into one or more additional series or classes. Each share of common stock of each class is entitled to one vote, and each share is entitled to participate equally in distributions of net investment income and net capital gains by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares bears its own expenses, and the Investor Class has exclusive voting rights on matters pertaining to the distribution and shareholder servicing plan (see “Distribution Plan,” below).

ADDITIONAL INFORMATION CONCERNING TAXES

Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. Please consult your tax adviser before investing.

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code and to distribute its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. However, if a Fund were to fail to qualify as a regulated investment company and was unable to obtain relief from such failure: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received dividends from a regular corporation, although corporate shareholders could be eligible for the dividends-received deduction and non-corporate shareholders could be eligible for qualified dividend income treatment. This double taxation would increase the cost of investing in a Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Funds instead of investing indirectly in such securities through the Funds.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock and securities in foreign corporations, such Fund will be eligible to, and may, file an election with the Internal Revenue Service (“IRS”) that would enable such Fund’s shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any income taxes paid by such Fund to foreign countries and U.S. possessions. Pursuant to the election, such Fund would treat those foreign taxes as distributions paid to its shareholders, and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any distribution paid by such Fund that represents income from foreign countries or U.S. possessions as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, claim the foreign tax credit against his federal income tax. If a Fund makes this election, it will report to its shareholders shortly after each taxable year their respective share of income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to a Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Each Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired by such shareholders on or after January 1, 2012 (“covered shares”) when the shareholder sells, exchanges or redeems such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report a shareholder’s cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, exchange or redemption of a share results in a gain or loss. If you sell, exchange or redeem covered shares during any year, then the Fund will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, exchanged or redeemed when a shareholder sells, exchanges or redeems less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, a Fund will use the average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold, exchanged or redeemed are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its covered shares. The default cost basis method applied by a Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, exchange or redemption of Fund shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Capital Loss Carryovers

To the extent that a Fund realizes future net capital gains, those gains can be offset by any unused capital loss carryovers which may in turn decrease the amount of taxable distributions made by the Fund. At December 31, 2019, accumulated net realized capital loss carryovers without expiration were:

Fund	Capital Loss Carryover		Year of Expiration
	Short Term	Long Term	Short Term	Long Term
Small/Mid Cap Value Fund	$410,836	$-------	Indefinite	N/A
International Growth Fund	$-------	$6,641,138	N/A	Indefinite
Global Growth Fund	$-------	$270,938	N/A	Indefinite

If a Fund incurs net capital losses in future taxable years, those losses will be carried forward to subsequent taxable years without expiration until used in their entirety, and the losses will retain their character as short-term or long-term.

MANAGEMENT OF THE COMPANY

Under the laws of the State of Wisconsin, the business and affairs of the Company (including the Funds) are managed under the direction of the Board. The Board is responsible for acting on behalf of the shareholders.

The Company does not normally hold shareholders’ meetings except when required by the 1940 Act or the Wisconsin Business Corporation Law (WBCL). Under the 1940 Act, shareholder meetings are required to vote on director nominees, to approve an investment advisory agreement and to change fundamental investment policies. Under the Company’s By-Laws, the Company is not required to hold an annual meeting in any year in which the 1940 Act does not require a shareholder vote to elect directors, approve the Company’s investment advisory agreement, ratify the independent auditors or approve the Company’s distribution agreement.

Board Leadership Structure

The Board is comprised of five Independent Directors – John W. Feldt, Darren R. Jackson, Cory L. Nettles, Frederick P. Stratton, Jr. and Marlyn J. Spear. Ms. Spear serves as Chair of the Board. The Board has established two standing committees – the Audit Committee and the Nominating Committee. Mr. Feldt, an Independent Director, serves as the Chair of the Audit Committee. Mr. Stratton, an Independent Director, serves as the Chair of the Nominating Committee. The Audit Committee and the Nominating Committee are each comprised entirely of Independent Directors. In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Directors on the Nominating Committee select and nominate all candidates for Independent Director positions.

Each Director was appointed to serve on the Board because of his or her experience, qualifications, attributes and/or skills as set forth in the subsection “Director Qualifications,” below. The Board reviews its leadership structure regularly. The Board believes that its leadership structure is appropriate and effective in light of the size of the Company, the nature of its business and industry practices.

The Board’s role is one of oversight rather than management. The Board’s committee structure assists with this oversight function. The Board’s oversight extends to the Funds’ risk management processes. Those processes are overseen by Fund officers, including the President, Treasurer, Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board on a variety of matters at Board meetings.

The Advisor reports to the Board, on a regular and as-needed basis, on actual and possible risks affecting the Funds and the Company as a whole. The Advisor reports to the Board on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Funds.

The Board has appointed the CCO who meets quarterly in executive session with the Directors and participates in the Board’s regular meetings. In addition, the CCO presents an annual report to the Board regarding the operation of the Funds’ compliance policies and procedures and those of the Funds’ principal service providers. The CCO, together with other Fund officers, regularly discusses risk issues affecting the Company during Board meetings. The CCO also provides updates to the Board on the operation of the Funds’ compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or representatives of the Advisor’s legal department report to the Board in the event any significant risk issues arise in between Board meetings.

Directors and Officers

Directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown in the following table. Each officer and Director holds the same positions with the Company and the Fund. The following table presents information about each Director of the Company.

Name, Address and Age (as of 1/1/20)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Independent Directors
John W. Feldt c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 77	Audit Committee Chair and Independent Director	Indefinite; Since September 2000	Retired; Senior Vice President ‑ Finance, University of Wisconsin Foundation (1985‑2006).	16	Director of Thompson Plumb Funds, Inc., a mutual fund complex (3 portfolios) (1987-2018).
Darren R. Jackson c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 55	Independent Director	Indefinite; Since November 2018	Retired; President, CEO and Director, Advance Auto Parts, Inc. (2008-2016).	16	Director of Cree, Inc., a semiconductor company, since 2016; Director of Fastenal Company, a tool and supply distributor (2012-2020).
Cory L. Nettles Generation Growth Capital, Inc. 411 East Wisconsin Ave Suite 1710 Milwaukee, WI 53202 Age: 49	Independent Director	Indefinite; Since January 2008	Managing Director, Generation Growth Capital, Inc., a private equity fund, since March 2007; Of Counsel, Quarles & Brady LLP, a law firm (January 2005-December 2016).	16	Director of Weyco Group, Inc., a men’s footwear distributor, since 2007; Director of Associated Banc‑Corp, since 2013.
Marlyn J. Spear, CFA c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 66	Chair of the Board and Independent Director	Indefinite; Since January 2008	Retired; Chief Investment Officer, Building Trades United Pension Trust Fund (July 1989-February 2017).	16	Management Trustee of AFL‑CIO Housing Investment Trust, a mutual fund complex (1 portfolio) (1995-2018).
Frederick P. Stratton, Jr. c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 80	Nominating Committee Chair and Independent Director	Indefinite; Since May 2004	Retired; Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003.	16	Director of Weyco Group, Inc., a men’s footwear distributor, since 1976.

Name, Address and Age (as of 1/1/20)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Mary Ellen Stanek 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 63	President	Re‑elected by Board annually; Since September 2000	Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000.
Charles B. Groeschell 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 66	Vice President	Re‑elected by Board annually; Since January 2010	Managing Director, the Advisor, and Senior Portfolio Manager, Baird Advisors, a department of the Advisor, since February 2000.
Angela M. Palmer 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 47	Chief Compliance Officer and AML Compliance Officer	Re‑elected by Board annually; Since March 2014	Chief Compliance Officer, the Advisor, since March 2014; Anti‑Money Laundering Compliance Officer since May 2015; Director, the Advisor since July 2014.
Heidi L. Schneider 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 48	Treasurer	Re-elected by Board annually; Since August 2017	Managing Director, the Advisor since December 2013.
Charles M. Weber 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 56	Secretary	Re‑elected by Board annually; Since September 2005	Senior Associate General Counsel, the Advisor, since January 2013; Managing Director, the Advisor, since January 2009.
Peter J. Hammond 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 56	Vice President	Re‑elected by Board annually; Since August 2012	Managing Director, the Advisor, since January 2016; Senior Vice President, the Advisor (March 2012-December 2015).
Dustin J. Hutter 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 43	Assistant Treasurer	Re‑elected by Board annually; Since February 2011
Senior Business Analyst, the Advisor, since September 2017; Director of Finance Services, the Advisor (August 2015 - August 2017); Director of Reporting and Analysis, Capital Markets Finance, the Advisor (February 2013-August 2015).

Andrew D. Ketter 777 East Wisconsin Ave Milwaukee, WI 53202 Age: 45	Assistant Secretary	Re‑elected by Board annually; Since February 2011	Associate General Counsel, the Advisor, since September 2010; Director, the Advisor, since July 2014.

Director Qualifications

The following is a brief discussion of the experience, qualifications, attributes and/or skills that led to the Board’s conclusion that each individual identified below is qualified to serve as a Director of the Company.

John W. Feldt. Mr. Feldt has served as a Director of the Company since September 2000. Mr. Feldt has been designated as an “audit committee financial expert.” He served as an independent director of Thompson IM Funds, Inc., a mutual fund complex with three portfolios, from 1987 to 2018. He also served as an independent trustee of Nakoma Mutual Funds, a mutual fund complex with one portfolio, from March 2006 to November 2011. While employed with the University of Wisconsin Foundation, Mr. Feldt served as Senior Vice President‑Finance from 1985 to 2006, as Vice President‑Finance from 1980 to 1985 and as Associate Director from 1967 to 1980. Through his experience as a director and trustee of mutual funds and his business experience, Mr. Feldt is experienced with financial, accounting, regulatory and investment matters.

Darren R. Jackson.  Mr. Jackson has served as a Director of the Company since November 15, 2018. Mr. Jackson has been designated as an “audit committee financial expert.” Mr. Jackson served as a director and CEO of Advance Auto Parts, Inc. from 2008 to 2016. Prior to that, he served as the Executive Vice President and Chief Financial Officer of Best Buy Co., Inc. and held various senior positions with Nordstrom Full Line Department Stores, Inc. and Carson Pirie Scott & Company. Mr. Jackson began his career at KPMG LLP. Mr. Jackson has previous and current public company directorship experience and also currently serves on the boards of one private company as well as several non-profit organizations. Mr. Jackson brings significant audit, financial reporting, business and directorship experience to the Board.

Cory L. Nettles. Mr. Nettles has served as a Director of the Company since January 2008. He serves as an independent director of Weyco Group, Inc., a men’s footwear distributor, and Associated Banc‑Corp. He previously served as a director of The PrivateBank, a financial institution, from January 2007 to October 2010. Mr. Nettles has served as Managing Director of Generation Growth Capital, Inc., a private equity fund, since 2007. He was Of Counsel at Quarles & Brady LLP, a law firm, from 2005 to 2016. Mr. Nettles served as Secretary of the Wisconsin Department of Commerce from 2003 to 2005 and as a senior advisor to Baird Capital, a division of the Advisor from February 2011 to January 2012. Through his experience with investment funds and public companies, his employment experience and his legal training and practice, Mr. Nettles is experienced with financial, accounting, legal, regulatory and investment matters.

Frederick P. Stratton, Jr. Mr. Stratton has served as a Director of the Company since May 2004. Mr. Stratton has been designated as an “audit committee financial expert.” He also serves as an independent director of Weyco Group, Inc., a men’s footwear distributor. He served as an independent director of Wisconsin Energy Corporation and its subsidiaries, Wisconsin Electric Power Company and Wisconsin Gas LLC from 1987 to 2012. Mr. Stratton has served as Chairman Emeritus of Briggs & Stratton Corporation, a manufacturing company, since 2003. At Briggs & Stratton Corporation, he also served as Chairman from 2001 to 2002 and Chairman and CEO from 1986 to 2001. While at Briggs & Stratton Corporation, Mr. Stratton had management responsibilities for the company’s retirement trust assets. In addition, prior to joining Briggs & Stratton Corporation, he spent eight years as an investment analyst and was a CFA charterholder. Through his board experience with mutual funds and public companies and his business experience, Mr. Stratton is experienced with financial, accounting, regulatory and investment matters.

Marlyn J. Spear, CFA. Ms. Spear has served as a Director of the Company since January 2008. Ms. Spear has been designated as an “audit committee financial expert.” She served as Management Trustee of AFL‑CIO Housing Investment Trust, a mutual fund complex with one portfolio, from 1995 to 2018 and served as Chief Investment Officer of the Building Trades United Pension Trust Fund from 1989 to 2017. She served as Investment Officer of Northwestern Mutual Financial Network from 1988 to 1989, as Assistant Vice President of Firstar Trust Company from 1978 to 1987 and as Financial Analyst of Harco Holdings, Inc. from 1976 to 1978. Ms. Spear has earned the Chartered Financial Analyst designation. Through her experience as a director and trustee of mutual funds and her business experience, Ms. Spear is experienced with financial, accounting, regulatory and investment matters.

Board Committees

The Board has two standing committees — an Audit Committee and a Nominating Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least semi‑annually. During the fiscal year ended December 31, 2019, the Audit Committee met two times. John W. Feldt, Darren R. Jackson, Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr., all of whom are Independent Directors, comprise the Audit Committee.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as Directors of the Company and meets as often as it deems necessary. During the fiscal year ended December 31, 2019, the Nominating Committee met once. John W. Feldt, Darren R. Jackson, Cory L. Nettles, Marlyn J. Spear and Frederick P. Stratton, Jr., each of whom is an Independent Director, comprise the Nominating Committee. The Nominating Committee will consider properly qualified candidates for the Board submitted by shareholders. Shareholders who wish to recommend a Director nominee may do so by submitting the appropriate information about the candidate to the Company’s Secretary.

A Valuation Committee, which is not comprised of members of the Board, was established by the Board. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, determining the fair value of securities and other investments of the Funds when market prices are not readily available or are deemed to be inaccurate or prices are not otherwise provided by a third-party pricing service approved by the Board or an independent dealer, after considering all relevant factors. The Valuation Committee’s fair value determinations are subsequently reported to the Board. The Valuation Committee generally meets quarterly and as necessary when a price is not readily available. During the fiscal year ended December 31, 2019, the Valuation Committee met six times with respect to the Funds.

Board Compensation

Effective January 1, 2020, each Director receives an annual fee of $125,000, plus $12,500 per Board meeting attended ($6,250 per meeting attended by telephone). In addition, each Director is reimbursed by the Company for travel and other expenses incurred in connection with attendance at such meetings. Committee members do not receive additional compensation for committee meetings attended. Officers of the Funds receive no compensation or expense reimbursement from the Company or the Advisor for serving in such capacity, except that the Advisor pays compensation to Angela M. Palmer for her services as Chief Compliance Officer of the Funds. Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses. For the fiscal year ended December 31, 2019, each Director received an annual fee of $100,000 plus $10,000 per in-person Board meeting attended, and the Directors received the following compensation from the Funds and other series of the Company:

Name of Director	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors(1)
John W. Feldt	$10,714	$0	$0	$53,571
Darren R. Jackson	$10,714	$0	$0	$53,571
Marlyn J. Spear	$10,714	$0	$0	$53,571
Frederick P. Stratton, Jr.	$10,714	$0	$0	$53,571
Cory L. Nettles	$10,714	$0	$0	$53,571

(1)
Compensation shown in the above table represents compensation paid directly by the Funds discussed in this SAI. For fiscal 2019, compensation received by the Directors for overseeing all series of the Company, including the other funds within the Fund Complex (not discussed in this SAI), totaled $150,000 for each director.

Board Ownership of the Funds

As of December 31, 2019, none of the Independent Directors of the Funds owned securities beneficially or of record in the Advisor, Distributor or any of its affiliates. As of December 31, 2019, the Directors beneficially owned the following amounts (by dollar range) in the Fund Complex (Note: the Directors only own Institutional Class shares):

Name of Fund	John W. Feldt	Darren R. Jackson	Marlyn J. Spear	Frederick P. Stratton, Jr.	Cory L. Nettles

MidCap Fund	Over $100,000	None	None	Over $100,000	Over $100,000

Small/Mid Cap Growth Fund	$10,001 - $50,000	None	None	None	None

Small/Mid Cap Value Fund	$10,001 - $50,000	None	None	None	None

SmallCap Value Fund	$50,001 - $100,000	None	None	Over $100,000	Over $100,000

International Growth Fund	None	None	None	$50,001 - $100,000	None

Global Growth Fund	$50,001 - $100,000	None	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000

Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Director in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a class of a Fund. A control person is one who owns, beneficially or through controlled companies, more than 25% of the voting securities of a Fund or who acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of the management of a Fund. As of April 1, 2020, Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, WI 53202, in its capacity as sponsor of the Baird Profit Sharing & Savings Plan, the Baird Financial Advisor Deferred Compensation Plan and the Baird Long-Term Incentive Plan, and the Baird Foundation on a combined basis owned a controlling ownership in the Small/Mid Cap Growth Fund (combined 64% ownership). As of April 1, 2020, Robert W. Baird & Co. Incorporated, in its capacity as sponsor of the Baird Profit Sharing & Savings Plan, the Baird Financial Advisor Deferred Compensation Plan and the Baird Long-Term Incentive Plan, and the Baird Foundation on a combined basis owned a controlling ownership in the Small/ Mid Cap Value Fund (combined 56% ownership). As of April 1, 2020, Robert W. Baird & Co. Incorporated in its capacity as sponsor of the Baird Profit Sharing & Savings Plan, the Baird Financial Advisor Deferred Compensation Plan and the Baird Long-Term Incentive Plan, and the Baird Foundation on a combined basis owned a controlling ownership in the SmallCap Value Fund (combined 56% ownership). As of April 1, 2020, Robert W. Baird & Co. Incorporated in its capacity as sponsor of the Baird Profit Sharing & Savings Plan, the Baird Financial Advisor Deferred Compensation Plan and the Baird Long-Term Incentive Plan, and the Baird Foundation on a combined basis owned a controlling ownership in the Global Growth Fund (combined 47% ownership). As of April 1, 2020, the following shareholders are known by the Funds to own of record or to beneficially own 5% or more of the outstanding shares of the Funds:

MidCap Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Institutional	23.84%	Record	N/A	N/A
Merrill Lynch Pierce, Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive E Jacksonville, FL 32246-6484	Institutional	15.39%	Record	N/A	N/A
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	Institutional	12.67%	Record	N/A	N/A
Saxon & Co P.O. Box 94597 Cleveland, OH 44101-4597	Institutional	7.93%	Record	N/A	N/A
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Investor	41.47%	Record	Fidelity Global Brokerage Group, Inc.	DE
Charles Schwab & Co., Inc. For the Sole Benefit of Its Customers 211 Main Street San Francisco, CA 94105-1905	Investor	18.40%	Record	N/A	N/A
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	Investor	7.61%	Record	N/A	N/A
Reliance Trust Company FBO LPL Holdings NQ P.O. Box 48529 Atlanta, GA 30362-1529	Investor	6.16%	Record	N/A	N/A
TD Ameritrade Inc. FBO Our Customers P.O. Box 2226 Omaha, NE 68103-2226	Investor	5.69%	Record	N/A	N/A

Small/Mid Cap Growth Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Attn NPO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392-0001	Institutional	34.45%	Record	The Principal Financial Group	DE
Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	24.10%	Beneficial	N/A	N/A
Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	10.76%	Record	N/A	N/A
FADCP & LTIP Plans c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	6.25%	Beneficial	N/A	N/A
Blake W. Schreiber c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	16.43%	Beneficial	N/A	N/A
Robert W. Baird & Co. Inc, TTEE Gladys H. Fox Decd David B. Fox Beneficiary 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	15.51%	Beneficial	N/A	N/A
Carole A. Bonner c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	14.58%	Beneficial	N/A	N/A
Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	12.13%	Record	N/A	N/A
Robert W. Baird & Co. Inc. TTEE FBO Linda L. Walker IRA 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	8.89%	Beneficial	N/A	N/A
Ellen E. Gray c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	6.53%	Beneficial	N/A	N/A

Small/Mid Cap Value Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	28.53%	Beneficial	N/A	N/A
DCGT as TTEE and/or CUST FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Institutional	24.82%	Record	N/A	N/A
SEI Private Trust Company c/o Trustmark One Freedom Valley Drive Oaks, PA 19456-9989	Institutional	13.56%	Record	N/A	N/A
Gary Elfe c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	6.77%	Beneficial	N/A	N/A
Pamela Armstrong Bauries TOD Per Beneficiary Designation c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	29.02%	Beneficial	N/A	N/A
Robert W. Baird & Co. Inc TTEE FBO Linda L. Walker IRA 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	14.57%	Beneficial	N/A	N/A
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	Investor	8.10%	Record	N/A	N/A
James C. Curry Jr. & Faye Curry JT TEN WROS c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	7.90%	Beneficial	N/A	N/A
David K. Quan & Kendyl Quan JT TEN WROS c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	6.79%	Beneficial	N/A	N/A

SmallCap Value Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Attn NPIO Trade Desk DCGT as TTEE and/or CUST FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Institutional	34.42%	Record	The Principal Financial Group	DE
Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	18.47%	Beneficial	N/A	N/A
Gary Elfe c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Institutional	5.64%	Beneficial	N/A	N/A
Happy State Bank 701 South Taylor Street, Suite 200 Amarillo, TX 79101-2425	Investor	14.29%	Beneficial	N/A	N/A
Nancy F. Fowler TTEE Family Trust C/U/A Newton O. Fowler REV TR U/A DTD 01/25/94 c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	10.27%	Beneficial	N/A	N/A
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Investor	9.12%	Record	N/A	N/A
Robert W. Baird & Co. Incorporated TTEE FBO Michael C. Besaw IRA 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	6.63%	Beneficial	N/A	N/A

International Growth Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	Institutional	18.10%	Record	Fidelity Global Brokerage Group, Inc.	DE
Northern TR CO CUST FBO Strada Education NTWRK INC TR P.O. Box 92956 Chicago, IL 60675-2956	Institutional	14.66%	Beneficial	N/A	N/A
Attn NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Institutional	7.66%	Record	N/A	N/A
Robert W. Baird & Co. Inc. TTEE FBO Kevin D. Phillips IRA 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Investor	9.75%	Record	N/A	N/A
William V. Waters c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	6.40%	Beneficial	N/A	N/A
Lynne E. McNown TTEE Lynne E. McNown Trust U/A/ DTD 09/13/00 c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	5.88%	Beneficial	N/A	N/A

Global Growth Fund
Name and Address	Class of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Attn NPIO Trade Desk DCGT as TTEE and/or Cust FBO PLIC Various Retirement Plans 711 High Street Des Moines, IA 50392-0001	Institutional	23.13%	Record	N/A	N/A
Baird Foundation 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	18.95%	Beneficial	N/A	N/A
Robert W. Baird & Co. Incorporated FADCP & LTIP Plans 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Institutional	6.79%	Record	N/A	N/A
Susan Plunkett TOD Per Beneficiary Designation U/A DTD 01/31/18 c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Investor	12.14%	Beneficial	N/A	N/A
Marjorie B. Walker c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202-5300	Investor	7.40%	Record	N/A	N/A
Susan E. Souby c/o Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	Investor	6.95%	Beneficial	N/A	N/A
Charles Schwab & Co., Inc, Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	Investor	5.78%	Beneficial	N/A	N/A

As of April 1, 2020, the officers and Directors of the Company did not own any Investor Class shares of any Fund and beneficially owned (as the term is defined in Section 13(d) under the Securities Exchange Act of 1934, as amended) less than 1% of the outstanding Institutional Class shares of the MidCap Fund, Small/Mid Cap Value Fund, Global Growth Fund and International Growth Fund and owned 1.71% and 5.76% of the outstanding Institutional Class shares of the Small/Mid Cap Growth Fund and SmallCap Value Fund, respectively.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

Equity securities are generally bought and sold in brokerage transactions placed on U.S. stock exchanges or in the over-the-counter market in exchange for negotiated brokerage commissions. Accordingly, the cost of transactions may vary among different brokers. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in a Fund’s interests. The Funds may also participate in exchange offers directly with the issuers of securities pursuant to which a Fund will receive new securities and, if applicable, additional compensation in exchange for eligible securities held by the Funds.  Issuer exchange offers may be subject to risks of settlement delays and counterparty risks, among other risks applicable to the particular security being acquired.

The investment advisory agreement between the Company and the Advisor provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor, will seek to obtain the most favorable prices and at reasonable commission rates. In assessing the best overall terms available for any transaction, the Advisor, shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the advisory agreement authorizes the Advisor to cause the Funds to pay commissions for research and brokerage services, a practice commonly referred to as “soft dollars.” The Advisor has adopted a soft dollar policy requiring it to undertake an analysis to determine whether a research product or service falls within the Section 28(e) safe harbor. First, the Advisor must determine whether the product or service constitutes eligible research services under Section 28(e). Second, the Advisor must determine whether the product or service actually provides lawful and appropriate assistance in the performance of the Advisor’s investment decision-making responsibilities. Third, the Advisor must make a good faith determination that the amount of the commissions paid by the Funds and other clients of the Advisor is reasonable in light of the value of the research and brokerage products and services provided by the broker-dealer effecting the transaction.

The types of research services that generally are considered eligible under Section 28(e) and that provide lawful and appropriate assistance to the Advisor in performing their investment decision-making responsibilities may consist of advice, either directly or through publications or writings, as to the value of securities or the advisability of purchasing or selling securities; or analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, as well as political factors and other topics related to securities and financial markets. Typical items that qualify as eligible research include: research reports analyzing the historical or prospective performance of a particular company or stock; discussions with research analysts regarding the advisability of investing in securities; meetings with corporate executives arranged by a broker-dealer to obtain oral reports on the performance of a company; seminars and conferences to the extent they provide substantive content relating to issuers, industries or securities; portfolio analysis software; financial, trade, industry and investment-related publications marketed to a narrow audience; and market, economic, political, company-specific and other data providing substantive content. The research services may be proprietary research offered by the broker or dealer executing a trade or research offered by third parties through the executing broker or dealer. The Advisor has determined that all of the research products and services purchased through the use of commissions paid out of the Funds’ and other clients’ accounts constitute eligible research services under Section 28(e), and provide lawful and appropriate assistance to the Advisor, in the performance of its investment decision-making responsibilities with respect to those accounts.

During the year ended December 31, 2019, the Funds paid brokerage commissions to broker-dealers that provided proprietary and third party research services to the Advisor, as applicable. The table below shows aggregate total commissions paid by each Fund to broker-dealers that provided research services to the Advisor for the year or period ended December 31, 2019 and the aggregate total principal value of those transactions.

Fund	Aggregate Total Research Commissions Paid to Broker-Dealers	Aggregate Total Principal Value of Research Transactions
MidCap Fund	$539,042	$1,673,797,445
Small/Mid Cap Growth Fund	$11,066	$21,894,193
Small/Mid Cap Value Fund	$25,814	$20,387,324
SmallCap Value Fund	$48,912	$35,581,095
Chautauqua International Growth Fund	$56,937	$61,587,641
Chautauqua Global Growth Fund	$18,484	$21,055,470

Some broker-dealers indicate the amount of commissions they expect to receive in exchange for the provision of a particular research service. Although the Advisor does not agree to direct a specific amount of commissions to a firm in that circumstance, it maintains internal procedures (described in the paragraphs below) to identify the broker-dealers that provide the Advisor with research services and the value of those research services, and seek to direct sufficient commissions to ensure the continued receipt of research services they feel are valuable.

The Advisor seeks to allocate brokerage commissions to broker-dealers in a way that, in the Advisor’s judgment, reflects the quality and consistency of service provided by broker-dealers and research service providers. At the beginning of each year, a commission budget is established. The Advisor’s investment professionals then jointly determine which broker-dealers will be eligible to execute client transactions and establish a target commission amount for each such broker-dealer based upon the total commission budget. The Advisor’s investment professionals periodically conduct broker evaluations or broker votes to assist in evaluating the research and execution services received from each broker-dealer. The Advisor’s investment professionals generally take into consideration the following criteria: execution quality, trade errors, quality of research, and access to analysts and company management. The Advisor then makes adjustments to target commission amounts, if any, and adds or removes broker-dealers based upon the voting results. The Advisor’s managed account trading desk takes the commission budget and voting into consideration, as part of the Advisor’s obligation to seek best execution, when selecting broker-dealers to execute portfolio transactions for the Funds and the Advisor’s other clients. To the extent more than one broker-dealer is considered capable of providing best execution for a particular transaction, the Advisor may direct the transaction to a broker-dealer based upon the target commission amounts then in effect.

Supplementary research information received from broker-dealers or research providers is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to it by the Funds. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. Research services furnished by firms through which a Fund effects its securities transactions may be used by the Advisor, in servicing all of the firm’s accounts; not all of such services may be used by the Advisor in connection with the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account(s). Additionally, a Fund may pay a higher brokerage commission to brokers than might be charged by a different broker, in recognition of the value of the research or services received.

Brokerage may not be allocated based on the sale of Fund shares. The Board, including a majority of the Independent Directors, has adopted policies and procedures designed to ensure that the selection of brokers is not influenced by considerations about the sale of Fund shares.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, or an affiliated person of the Advisor (as such term is defined in the 1940 Act), acting as principal. However, pursuant to SEC rules, the Funds may engage the Advisor or an affiliate of the Advisor to act as broker in connection with purchases or sales of portfolio securities effected on an agency basis. To date, the Funds have not done so. The Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person is a member, except to the extent permitted by the SEC. The Funds may purchase securities through underwritings in which U.S. Bank or an affiliate is a participant in accordance with the Funds’ affiliated underwriting procedures, which generally require that the participating U.S. Bank affiliate be carved out from any compensation related to an affiliated Fund participation in the offering.

The Advisor manages numerous accounts in addition to the Funds and many of those accounts hold and invest in the same securities as the Funds. The Advisor allocates investment opportunities across the Funds and the firm’s other similarly managed accounts in a fair and equitable manner, with no account(s) being favored over others. In making investment allocations, the Advisor considers the clients’ investment goals and restrictions, uninvested cash, sector and issuer diversification, anticipated cash flows, risk tolerances, portfolio size and other relevant factors.

The Advisor may, when appropriate, aggregate purchases or sales of securities and allocate such trades among multiple client accounts, including the Funds. The Advisor will aggregate orders when it believes it will be advantageous to do so, such as the possibility of obtaining more favorable execution and prices. However, in some instances, bunching an order for a Fund with orders for other client accounts may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund because the Fund’s order is being shared with other accounts. Aggregated orders that can only be partially filled will typically be allocated on a pro rata basis, subject to de minimis requirements. Each account participating in an aggregated order will receive the same average price.

For the fiscal periods ended December 31, 2019, 2018 and 2017, the following brokerage commissions were paid by the Funds:

Brokerage Commissions Paid During Fiscal Periods Ended December 31,
	2019	2018	2017
MidCap Fund	$540,227	$510,908	$582,195
Small/Mid Cap Growth Fund	$11,066	$3,164(1)	N/A
Small/Mid Cap Value Fund	$25,814	$22,266	$17,946
SmallCap Value Fund	$48,912	$45,622	$33,623
International Growth Fund	$81,722	$84,286	$92,349
Global Growth Fund	$20,751	$29,245	$15,075
(1) For the period from the close of business on October 31, 2018 (inception date) through December 31, 2018.

The Funds did not pay any commissions to brokers who were affiliated with the Funds or the Advisor during the past three fiscal periods.

The Funds are required to identify any securities of their “regular brokers or dealers” that a Fund has acquired during its most recent fiscal year. The Funds did not acquire securities of their regular brokers or dealers or their parents during fiscal year 2019.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Services

Investment Advisor

Robert W. Baird & Co. Incorporated

Robert W. Baird & Co. Incorporated (“Baird”), located at 777 East Wisconsin Avenue, Milwaukee, WI 53202, is the investment advisor to the Funds. Baird is owned indirectly by its employees through several holding companies. Baird is owned directly by Baird Financial Corporation (“BFC”). BFC is, in turn, owned by Baird Holding Company (“BHC”). BHC is owned by Baird Financial Group, Inc. (“BFG”), which is the ultimate parent company of Baird. Employees of Baird own substantially all of the outstanding stock of BFG.

Baird serves as investment advisor to the MidCap Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, SmallCap Value Fund, International Growth Fund and Global Growth Fund pursuant to an investment advisory agreement dated September 29, 2000, as amended (the “Advisory Agreement”).

The Advisory Agreement will continue in effect, year-to-year, subject to the annual approval (a) by a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval and (b) by either the full Board or by the Fund’s shareholders. The Advisory Agreement was approved with respect to each Fund by the Independent Directors on August 21, 2019. The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party if certain conditions are met, without penalty, on a 60-day notice.

Under the terms of the Advisory Agreement, the Advisor supervises the management of the Funds’ investments and business affairs, subject to the supervision of the Board. The Advisor has agreed to pay all expenses incurred by it in connection with its advisory activities. These expenses do not include the cost of securities and other investments purchased or sold for the Funds and do not include brokerage commissions and any other transaction charges. Brokerage commissions and other transaction charges are included in the cost basis of the securities and other investments.

As compensation for its advisory services, the MidCap Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, International Growth Fund and Global Growth Fund pay to the Advisor a monthly management fee at the annual rate of 0.75%, and the SmallCap Value Fund pays to the Advisor a monthly management fee at the rate of 0.85%, of the average daily NAV of each Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Funds. As described in the Prospectus, the Advisor has contractually agreed to waive its management fee and/or reimburse Fund expenses so as to limit the total annual fund operating expenses, including interest expense and fees and expenses incurred by each Fund in connection with a Fund’s investments in other investment companies and excluding taxes, brokerage commissions and extraordinary items of the MidCap Fund, Small/Mid Cap Growth Fund, Small/Mid Cap Value Fund, SmallCap Value Fund, International Growth Fund and Global Growth Fund to an annual rate of 0.85%, 0.85%, 0.85%, 0.95%, 0.80% and 0.80%, respectively, for the Institutional Class and 1.10%, 1.10%, 1.10%, 1.20%, 1.05% and 1.05%, respectively, for the Investor Class, through April 30, 2021. The Advisor’s obligation to assume the cost of interest expense and the fees and expenses incurred by the Funds in connection with their investment in other investment companies applies to the extent such amounts, in aggregate, exceed 0.0049% of a Fund’s average daily net assets on an annual basis. Pursuant to the Advisory Agreement, the Advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period, provided that the aggregate amount actually paid by the Fund toward the operating expenses in any month (taking into account the recoupment) will not cause the Fund to exceed the lesser of: (1) the expense cap in place at the time of the fee waiver and/or expense reimbursement; or (2) the expense cap in place at the time of the recoupment. However, the Funds are not obligated to pay any such waived fees more than three years after the fees were waived or reimbursed.

For the fiscal periods ended December 31, 2019, 2018 and 2017, the Funds paid the following management fees to the Advisor under the Advisory Agreement:

Fiscal Period Ended	Management Fee	Waiver	Management Fee after Waiver

MidCap Fund
December 31, 2019	$14,689,912	$0	$14,689,912
December 31, 2018	$11,334,757	$0	$11,334,757
December 31, 2017	$10,281,309	$0	$10,281,309

Small/Mid Cap Growth Fund
December 31, 2019	$96,378	$(96,378)	$0
December 31, 2018(1)	$8,010	$(8,010)	$0

Small/Mid Cap Value Fund
December 31, 2019	$165,957	$(164,099)	$1,858
December 31, 2018	$149,761	$(149,761)	$0
December 31, 2017	$107,311	$(107,311)	$0

SmallCap Value Fund
December 31, 2019	$281,376	$(160,963)	$120,413
December 31, 2018	$300,726	$(135,562)	$165,164
December 31, 2017	$269,666	$(110,672)	$158,994

International Growth Fund
December 31, 2019	$1,073,512	$(230,596)	$842,916
December 31, 2018	$713,668	$(116,439)	$597,229
December 31, 2017	$437,621	$(137,404)	$300,217

Global Growth Fund
December 31, 2019	$363,761	$(206,779)	$156,982
December 31, 2018	$306,607	$(155,834)	$150,773
December 31, 2017	$104,654	$(104,654)	$0

(1)	For the period from the close of business on October 31, 2018 (inception date) through December 31, 2018.

The Advisor may act as an investment advisor and administrator to other persons, firms or corporations (including investment companies), and may have numerous advisory clients in addition to the Funds.

Proxy Voting Policies

The Board has adopted proxy voting policies and procedures that delegate the authority to vote proxies to the Advisor, subject to the supervision of the Board. The Board has authorized the Advisor to retain a third party proxy voting service, such as Institutional Shareholder Services, Inc. (“ISS”), to provide recommendations on proxy votes. The Board has approved the proxy voting policies and procedures of the Advisor for the Funds it manages. The Board monitors the implementation of these policies and procedures to ensure that the Advisor’s voting decisions:

•	are consistent with the Advisor’s fiduciary duty to the Funds and their shareholders;

•	seek to maximize shareholder return and the value of Fund investments;

•	promote sound corporate governance; and

•	are consistent with each Fund’s investment objective and policies.

Each Fund’s proxy voting record for the most recent 12‑month period ended June 30, if applicable, is available without charge, either upon request, by calling toll free, 1‑866‑44BAIRD, or by accessing the Funds’ website at www.bairdfunds.com, or both; and by accessing the SEC’s website at http://www.sec.gov.

Proxy Voting Policies – Advisor
The Advisor’s proxy voting policies and procedures provide that the Advisor will typically vote proxies in accordance with the recommendations made by the independent proxy voting service, and in the best interest of clients and Fund shareholders. However, because the independent proxy voting service’s guidelines are not exhaustive, do not address all potential voting issues and do not necessarily correspond with the opinions of the portfolio managers, there may be instances where the Advisor may not vote strictly according to the ISS’ guidelines. In such a case, the Advisor submits the matter to its proxy voting committee.

In situations where there is a potential conflict of interest and the independent proxy voting service does not provide a recommendation or there is a proxy challenge, Baird’s Proxy Voting Sub-Committee will determine the nature and materiality of the conflict.

•
If the conflict is determined to not be material, the Sub-Committee will vote the proxy in a manner the Sub-Committee believes is in the best interests of the client and without consideration of any benefit to Baird or its affiliates.

•	If the potential conflict is determined to be material, Baird’s Proxy Voting Sub-Committee will take one of the following steps to address the potential conflict:

(1)	cast the vote in accordance with the recommendations of an independent third party, such as ISS;

(2)	refer the proxy to the client or to a fiduciary of the client for voting purposes;

(3)	suggest that the client engage another party to determine how the proxy should be voted;

(4)	if the matter is not addressed by the independent proxy voting service, vote in accordance with management’s recommendation; or

(5)	abstain from voting.

Codes of Ethics

The Company, the Advisor and the Distributor have adopted a joint written Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics governs the personal securities transactions of directors, officers and employees who may have access to current trading information of the Funds. The Code of Ethics permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions. The Code of Ethics includes pre-clearance, reporting and other procedures to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Funds.

The Code of Ethics also includes confidentiality and fiduciary provisions applicable to Directors and officers of the Company. From time to time, Directors of the Company may serve on the board of directors of public companies in which the Funds invest. The Code of Ethics provides that Directors are required to notify the Funds’ CCO before they accept a directorship of a public company, and Directors are required to refrain from discussing such company or sharing any non-public information learned in the Director’s capacity as a director of another company with any personnel of the Company.

Fund Accounting and Fund Administration

The Funds have entered into a fund accounting servicing agreement and a fund administration servicing agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), under which Fund Services has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. Fund Services also provides administration services (including blue sky services) to the Funds. Administration services include, but are not limited to, day-to-day administration of matters necessary to the Funds’ operations, maintenance of their records, financial and tax reporting, preparation of reports, compliance testing of the Funds’ activities and preparation of periodic updates of the registration statement under federal and state laws. For fund accounting and fund administration services, Fund Services receives from each Fund a fee, calculated daily and paid monthly. From time to time, Fund Services may be an affiliated person of an affiliated person of the Company due to the affiliation with U.S. Bank described below.

For the fiscal periods ended December 31, 2019, 2018 and 2017, the Funds paid the following fund accounting and administration fees to Fund Services:

Fund Accounting and Administration Fees Paid During Fiscal Periods Ended December 31,
	2019	2018		2017
MidCap Fund	$178,878	$148,612		$153,391
Small/Mid Cap Growth Fund	$22,222	$2,196	(1)	N/A
Small/Mid Cap Value Fund	$32,867	$19,941		$17,794
SmallCap Value Fund	$33,720	$21,510		$20,060
International Growth Fund	$51,341	$29,465		$23,635
Global Growth Fund	$43,225	$25,772		$19,747

(1)	For the period from the close of business on October 31, 2018 (inception date) through December 31, 2018.

Custodian

U.S. Bank, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian of the Funds’ assets. From time to time, U.S. Bank may be considered an “affiliated person” of the Company for purposes of the 1940 Act as a result of certain of U.S. Bank’s fiduciary accounts for which it has investment authority and/or voting authority collectively acquiring 5% or more of the shares of one or more series of the Company. Under the Custody Agreement between U.S. Bank and the Funds (the “Custody Agreement”), U.S. Bank has agreed to (i) maintain separate accounts in the name of the Funds; (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive all income and other payments and distributions on account of the Funds’ portfolio investments; (iv) respond to correspondence from shareholders, security brokers and others relating to its duties; and (v) make periodic reports to the Company concerning the Funds’ operations. U.S. Bank may, at its own expense, open and maintain a custody account or accounts on behalf of the Funds with other banks or trust companies, provided that U.S. Bank shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. U.S. Bank and Fund Services are affiliates. U.S. Bank and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Funds may invest. Sub-custodians may provide custodial services for assets of the Funds held outside the U.S.

For the fiscal periods ended December 31, 2019, 2018 and 2017, the Funds paid the following custody fees to U.S. Bank:

Custody Fees Paid During Fiscal Periods Ended December 31,
	2019	2018		2017
MidCap Fund	$26,947	$20,609		$22,019
Small/Mid Cap Growth Fund	$12,800	$671	(1)	N/A
Small/Mid Cap Value Fund	$1,551	$3,957		$5,101
SmallCap Value Fund	$1,191	$2,240		$4,096
International Growth Fund	$37,028	$28,410		$27,899
Global Growth Fund	$13,782	$20,372		$18,525

(1)	For the period from the close of business on October 31, 2018 (inception date) through December 31, 2018.

Transfer Agent

U.S. Bancorp Fund Services, LLC or Fund Services, as defined above, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement (the “Transfer Agent Servicing Agreement”). As transfer and dividend disbursing agent, Fund Services has agreed to (i) issue and redeem shares of the Funds; (ii) make dividend payments and other distributions to shareholders of the Funds; (iii) respond to correspondence by Fund shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Funds.

For the fiscal periods ended December 31, 2019, 2018 and 2017, the Funds paid the following transfer agency fees to Fund Services:

Transfer Agency Fees Paid During Fiscal Periods Ended December 31,
	2019	2018	2017
MidCap Fund	$767,355	$545,850	$708,022
Small/Mid Cap Growth Fund	$8,036	$1,891(1)	N/A
Small/Mid Cap Value Fund	$15,310	$15,622	$12,147
SmallCap Value Fund	$17,267	$16,943	$16,013
International Growth Fund	$40,389	$25,515	$19,692
Global Growth Fund	$19,081	$14,892	$12,343

(1)	For the period from the close of business on October 31, 2018 (inception date) through December 31, 2018.

Financial Intermediaries

In addition to the fees that the Funds pay to the Transfer Agent, from time to time, the Funds pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Funds to their customers or other persons who beneficially own interests in the Funds (collectively, “sub-transfer agent services”) whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents, up to annual limits approved by the Board. Sub-transfer agent services may include, among other things, sub-accounting services, transfer agent-type services, recordkeeping, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications regarding the Funds, and related services as the Funds or the intermediaries’ customers or such other persons may reasonably request.

Sub-transfer agent fees paid by the Funds are included in the total amount of “Other Expenses” listed in the Funds’ Fees and Expenses table in the Prospectus.

PORTFOLIO MANAGERS

Other Accounts Managed by the Portfolio Managers of the Funds

As described in the Prospectus under “Portfolio Managers”, Kenneth M. Hemauer and Charles F. Severson are co-portfolio managers of the MidCap Fund and are jointly responsible for the day-to-day management of the MidCap Fund. Unless otherwise indicated, they are jointly responsible for the day-to-day management of the other accounts set forth in the following table. Jonathan Good is the portfolio manager of the Small/Mid Cap Growth Fund. Michelle E. Stevens is the portfolio manager of the Small/Mid Cap Value Fund and SmallCap Value Fund. Brian Beitner, Haicheng Li, Nathaniel R. Velarde and Jesse A. Flores are portfolio managers of the International Growth Fund and the Global Growth Fund and are jointly responsible for the day-to-day management of the International Growth Fund and the Global Growth Fund.

The following provides information regarding other accounts managed by the portfolio managers as of December 31, 2019. The number of accounts listed in the following table includes accounts managed by the Advisor on a wrap-fee basis.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)

MidCap Fund
Kenneth M. Hemauer
Other Registered Investment Companies	1	$493.9	0	$0
Other Pooled Investment Vehicles	0	$0.0	0	$0
Other Accounts(1)	345	$870.5	0	$0

Charles F. Severson
Other Registered Investment Companies	1	$493.9	0	$0

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts(2)	343	$853.4	0	$0

Small/Mid Cap Growth Fund
Jonathan Good
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$1.0	0	$0

Small/Mid Cap Value Fund & SmallCap Value Fund
Michelle E. Stevens
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	150	$198.0	0	$0

International Growth Fund & Global Growth Fund
Brian Beitner
Other Registered Investment Companies	1	$200.6	0	$0
Other Pooled Investment Vehicles	4	$184.3	1	$145.6
Other Accounts	0	$0	0	$0

Haicheng Li
Other Registered Investment Companies	1	$200.6	0	$0
Other Pooled Investment Vehicles	4	$184.3	0	$0
Other Accounts	0	$0	0	$0

Nathaniel R. Velarde
Other Registered Investment Companies	1	$200.6	0	$0
Other Pooled Investment Vehicles	4	$184.3	0	$0

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Other Accounts	0	$0	0	$0

Jesse A. Flores
Other Registered Investment Companies	1	$200.6	0	$0
Other Pooled Investment Vehicles	4	$184.3	0	$0
Other Accounts	0	$0	0	$0

(1)	Includes accounts that Mr. Hemauer manages jointly with other portfolio managers of the Advisor.

(2)	Includes accounts that Mr. Severson manages jointly with other portfolio managers of the Advisor.

The Advisor and its individual portfolio managers advise multiple accounts for numerous clients. In addition to the Funds, these accounts may include separate accounts, collective trusts, and a portion of a state 529 education savings plan portfolio. The Advisor manages potential conflicts of interest between a Fund and other types of accounts through trade allocation policies and oversight by the Advisor’s investment management departments and compliance department. Allocation policies are designed to address potential conflicts of interest in situations where two or more Funds and/or other accounts participate in investment transactions involving the same securities.

Compensation of Portfolio Managers

The Advisor compensates portfolio managers with a base salary and an annual incentive bonus. A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is determined primarily by pre-tax investment performance of the accounts, including the Funds. Performance is measured relative to the appropriate benchmark’s long and short-term performance, measured on a one-three-five-year basis, as applicable, with greater weight given to long-term performance. Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in the Advisor, Baird Holding Company or Baird Financial Corporation. Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by the Advisor.

Ownership of Fund Shares by Portfolio Managers

The table below sets forth the dollar range of equity securities in the Funds beneficially owned as of May 31, 2020 with respect to Mr. Velarde and Mr. Flores, and as of December 31, 2019 with respect to each of the other portfolio managers:

Portfolio Manager	Dollar Range of Equity Securities in the:

MidCap Fund
Kenneth M. Hemauer	Over $1,000,000
Charles F. Severson	$500,001 - $1,000,000

Small/Mid Cap Growth Fund
Jonathan Good	$100,001 - $500,000

Small/Mid Cap Value Fund
Michelle E. Stevens	$100,001 - $500,000

SmallCap Value Fund
Michelle E. Stevens	Over $1,000,000

International Growth Fund
Brian Beitner	Over $1,000,000
Haicheng Li	$100,001 - $500,000
Nathaniel R. Velarde	$100,001 - $500,000
Jesse A. Flores	$100,001 - $500,000

Global Growth Fund
Brian Beitner	Over $1,000,000
Haicheng Li	$500,001 - $1,000,000
Nathaniel R. Velarde	$100,001 - $500,000
Jesse A. Flores	$50,001 - $100,000

The above ownership information relates only to the Institutional Class shares of the Funds.

DISTRIBUTOR

Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, WI 53202, also serves as the principal distributor for shares of the Funds pursuant to a Distribution Agreement with the Company dated September 26, 2000, as amended (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Funds’ shares is continuous. The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares. As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of the Rule 12b-1 fees payable under the Distribution and Shareholder Servicing Plan, discussed below.

During each of the fiscal years ended December 31, 2019, 2018 and 2017, the Distributor did not receive any net underwriting discounts or commissions on the sale of Fund shares, any compensation on the redemptions or repurchases of Fund shares, or any brokerage commissions from the Funds. The Distributor retained a portion of the Rule 12b-1 fees, as described below.

DISTRIBUTION PLAN

The Board, including a majority of the Independent Directors, adopted a Distribution and Shareholder Servicing Plan (the “Plan”) for the Investor Class shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by a Fund in connection with the distribution of Investor Class shares at an annual rate of 0.25% of the Fund’s average daily NAV attributable to the Investor Class. Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of Investor Class shares of the Fund. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; and production and dissemination of prospectuses and sales and marketing materials. To the extent any activity is one which a Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases the Investor Class’ expenses from what they would otherwise be. A Fund may engage in joint distribution activities with other Baird Funds and to the extent the expenses are not allocated to a specific Baird Fund, expenses will be allocated based on the Fund’s net assets.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Amounts Expensed Under the Plan

For the fiscal year ended December 31, 2019, the following amounts were paid pursuant to the Plan:

Fund	12b-1 Payments Paid
MidCap Fund	$309,280
Small/Mid Cap Growth Fund	$308
Small/Mid Cap Value Fund	$1,121
SmallCap Value Fund	$2,102
International Growth Fund	$3,988
Global Growth Fund	$2,993

Of the amounts paid, payments were made for the following activities:

Actual Rule 12b‑1 Expenditures Incurred by the Funds During the Fiscal Year Ended December 31, 2019
Fund	Advertising/Marketing	Printing/Postage	Payment to Distributor	Payment to Dealers(1)	Compensation to Sales Personnel	Other	Total

MidCap Fund	$0	$0	$0	$309,280	$0	$0	$309,280
Small/Mid Cap Growth Fund	$0	$0	$0	$308	$0	$0	$308
Small/Mid Cap Value Fund	$0	$0	$0	$1,121	$0	$0	$1,121
SmallCap Value Fund	$0	$0	$0	$2,102	$0	$0	$2,102
International Growth Fund	$0	$0	$0	$3,988	$0	$0	$3,988
Global Growth Fund	$0	$0	$0	$2,993	$0	$0	$2,993

(1)	Includes payments to Baird as a dealer.

Interests of Certain Persons

With the exception of the Advisor, in its capacity as the Funds’ investment advisor and principal underwriter of Fund shares, no “interested person” of a Fund, as defined in the 1940 Act, and no director of the Company has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Funds

The Plan will continue in effect only if such continuance is approved annually by the Board, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Funds and have no direct or indirect financial interest in the Plan or any related agreements. The Board has determined that the Plan is likely to benefit Investor Class shares by providing an incentive for brokers, dealers and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to Investor Class shareholders. The Board also determined that the Plan is expected to enhance the Funds’ ability to sell Investor Class shares and access important distribution channels.

Shareholder Servicing and Revenue Sharing Payments

The Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to broker-dealers and other financial intermediaries who market and sell shares of the Funds and/or who provide various administrative, sub-accounting and shareholder services. These payments are in addition to the 12b-1 fees payable out of Fund assets to firms that sell Investor Class shares. The payments may specifically be made in connection with the inclusion of the Funds in certain programs offered by broker-dealers or other financial intermediaries, invitations to conferences and seminars held or sponsored by those firms, access to branch offices and sales representatives of those firms and opportunities to make presentations and provide information to them. Payments may be structured as a flat fee, a percentage of net sales or net assets (or a combination thereof) or a fee based on the number of underlying client accounts. The Distributor currently has agreements with the following firms, under which the Distributor makes ongoing payments in lieu of, or in addition to, the 12b-1 fee: Benefit Plans Administrators (BPA), BMO Harris Bank, BNY Mellon, Charles Schwab, Edward Jones & Co., Fidelity (National Financial), Great West Life, John Hancock, J.P. Morgan Retirement Plan Services, LPL Financial, Morgan Stanley Smith Barney, Merrill Lynch (Financial Data Services), Morningstar Investment Services,

Pershing, PNC, PNC Investments, Prudential, Raymond James, TD Ameritrade, TIAA-CREF, T. Rowe Price, UBS, U.S. Bank National Association, Vanguard and Wells Fargo. In some circumstances, the Funds may directly pay the intermediary for performing sub-transfer agency and related services to customers of financial intermediaries who hold shares of the Funds through omnibus accounts.

The Advisor may also pay cash or non-cash compensation to sales representatives of broker-dealers and other financial intermediaries in the form of occasional gift, meals and entertainment, and pay for exhibit space or sponsorships at regional or national events of broker-dealers and other financial intermediaries.

Referral Program

As indicated in the Prospectus, the Distributor has a referral program under which it may pay compensation to registered representatives of the Distributor for their efforts in selling Institutional Class shares of the Funds. Such compensation will not exceed 0.10% per year of the value of the Institutional Class share accounts for which the registered representative is responsible. In addition, registered representatives of the Distributor may receive payments under the Plan with respect to distribution and shareholder services for Investor Class shares of the Funds.

The prospect of receiving, or the receipt of additional payments or other compensation as described above may provide the Distributor’s registered representatives with an incentive to favor sales of shares of the Funds and other mutual funds whose affiliates offer similar compensation over the sale of shares of mutual funds that do not make such payments.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”). Pursuant to the Disclosure Policy, the Company or the Advisor may disclose information about the Funds’ portfolio holdings only in the following circumstances.

•
Each Fund publicly discloses its portfolio holdings in its semi-annual and annual reports to shareholders, which are filed with the SEC on a semi-annual basis on Form N-CSR and mailed to shareholders approximately two months after the end of the fiscal year and six-month period.

•
The Funds also file a complete schedule of portfolio holdings with the SEC for the first and third quarters of the Funds’ fiscal year on Part F of Form N-PORT. Portfolio holdings included in Part F of Form N-PORT become publicly available on the SEC’s website within 60 days after the end of that fiscal quarter.

•
The Funds’ (other than the International Growth Fund’s and the Global Growth Fund’s) full portfolio holdings (showing number of shares and dollar values) as of month-end are posted on the Company’s website no earlier than five (5) business days after month-end. The International Growth Fund’s and the Global Growth Fund’s full portfolio holdings (showing number of shares and dollar values) as of quarter-end are posted on the Company’s website no earlier than thirty (30) calendar days after quarter-end.

•
The Funds may also provide portfolio holdings information to various ratings agencies, consultants, broker-dealers, investment advisers, financial intermediaries, investors and others, upon request, so long as such information, at the time it is provided, is posted on the Company’s website or otherwise publicly available.

A Fund may elect to not post its portfolio holdings on the Company’s website as described above if the Fund has a valid business reason for doing so. If a Fund makes such an election, the Fund’s portfolio holdings cannot be selectively disclosed to any person until such information is filed with the SEC or posted to the Company’s website.

In limited circumstances, for the business purposes described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of being filed with the SEC or their publication on the Company’s website.

•
The Advisor may disclose Fund portfolio holdings to the Funds’ service providers (administrator, fund accountant, custodian, transfer agent and independent pricing service) in connection with the fulfillment of their duties to the Funds. These service providers are required by contract with the Funds to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•
The Advisor may disclose Fund portfolio holdings to its vendors (including, without limitation, portfolio accounting system, proxy voting services, attribution and analytics systems) in connection with the fulfillment of its duties to the Funds. These service providers are required by contract with the Advisor to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•
The Advisor may disclose Fund portfolio holdings to persons who owe a fiduciary duty or other duty of trust or confidence to the Funds, such as the Funds’ legal counsel and independent registered public accounting firm.

•
Disclosure of portfolio holdings as of a particular date may be made in response to inquiries from consultants, prospective clients or other persons, provided that the recipient signs a confidentiality agreement prohibiting disclosure and misuse of the holdings information.

The Company is prohibited from entering into any other arrangements with third parties to disclose information regarding the Funds’ portfolio securities without (1) prior approval of the Advisor’s legal and compliance departments; and (2) the execution of a confidentiality agreement by the third parties. No compensation or other consideration may be received by the Funds or the Advisor in connection with the disclosure of portfolio holdings in accordance with this policy.

The Board has delegated to the CCO the responsibility to monitor the foregoing policy and to address any violations thereof. The CCO reports to the Board and the Board reviews any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Advisor or any other Fund affiliate.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti-money laundering procedures that require the reporting of suspicious and/or fraudulent activity, verifying the identity and beneficial owners, if applicable, of the new shareholders, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertaking a complete and thorough review of all new account applications. The Company will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified.

Pursuant to the USA PATRIOT Act and the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Cohen & Company, Ltd., 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, has been selected as independent registered public accounting firm of the Funds. As such, it is responsible for auditing the financial statements of the Funds.

The audited financial statements for the Funds for the fiscal year ended December 31, 2019, together with the report of Cohen & Company, Ltd., independent registered public accounting firm, that appear in the Funds’ Annual Report for the fiscal year ended December 31, 2019 are incorporated herein by reference.

COUNSEL

Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as counsel to the Company and has passed upon the legality of the shares offered by the Funds.

PERFORMANCE

From time to time, the total return of Investor Class shares and Institutional Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Funds (toll-free) at 1-866-44BAIRD.